UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22548

ASYMmetric ETFs Trust
(Exact name of registrant as specified in charter)

158 East 126th Street, Suite 304
New York, NY  10035
(Address of principal executive offices) (Zip code)

Darren Schuringa, President
ASYMmetric ETFs Trust
158 East 126th Street, Suite 304
New York, NY  10035
(Name and address of agent for service)

(212) 755-1970
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2021

Date of reporting period:  June 30, 2021

Item 1. Reports to Stockholders.

(a)	[Insert full text of semi-annual or annual report here]

ASYMsharesTM ASYMmetric 500 ETF

Listed on NYSE Arca, Inc.
Ticker: ASPY  CUSIP: 04651A101

Semi-Annual Report

www.asymshares.com	June 30, 2021

ASYMsharesTM ASYMmetric 500 ETF

Dear Shareholders,

On behalf of the entire ASYMmetric ETFs™ family, we are deeply grateful for the trust you have placed in us and our inaugural fund the ASYMshares™ ASYMmetric 500 ETF (NYSE: ASPY). We work hard every day to earn your trust, as ASPY works hard every day to deliver on its investment objectives.

ASYMmetric ETFs™ would argue that INTEGRITY is the most important fund metric. A fund has integrity when it: (i) achieves its stated investment objectives; (ii) delivers on what it is designed to do; and (iii) performs the way investors expect it to. This shareholder letter is a report card on the integrity of ASPY since its inception. The information presented in this semi-annual report covers the period from March 9, 2021, ASPY’s inception date, to June 30, 2021.

ASPY was up 9.5% (Market Price return) since its inception through 6/30/21. It’s benchmark, the S&P 500® Total Return Index (SPXT Index), was up 11.4%. ASPY captured 83% of the upside of the S&P 500® over that period, as per the chart below.

ASPY has been in a Risk-On environment since inception. The investment goal of ASPY in a Risk-On environment is to capture 75% of the upside performance of the S&P 500® Index. ASPY exceeded its investment objective by capturing 83% the performance of its benchmark.

Performance quoted represents past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. For the most recent month-end performance, visit www.asymshares.com.

ASYMsharesTM ASYMmetric 500 ETF

Monitoring daily performance is great way to track volatility. The greater the daily price moves, the greater the volatility. The line graph below shows that the S&P 500® generally had greater daily price moves both up and down relative to ASPY since inception.

Since inception, the worst performing day for ASPY and the S&P 500® was -1.0% and -2.1%, respectively. The best performing day for ASPY and the S&P 500® was 1.9% and 1.7%, respectively. Downside and Upside Capture Ratios are calculated by comparing the worst and best days to each other. ASPY’s daily Downside Capture Ratio was 48%. ASPY’s daily Upside Capture was 116%. ASPY has displayed favorable risk / return characteristics relative to the S&P 500® since its inception.

What makes ASPY truly different is that the strategy aims to generate positive returns across both bull and bear markets. ASPY is opening new horizons, beyond stock and bonds, by attempting to bring uncorrelated, low volatility, asymmetric returns to Main Street. if you are not already a shareholder, learn how ASPY may be able to lower the risk and improve the performance of your portfolio at www.ASYMshares.com.

Sincerely,

Darren Schuringa
President and CEO

ASYMsharesTM ASYMmetric 500 ETF

Important Risk Information

There is no guarantee the protection sought by the fund will be achieved.

The fund has a limited operating history.  Investment decisions should not be based on short term performance.

All investing involves risk, including possible loss of principal. The performance of the Fund will depend on the difference in the rates of return between its long positions and short positions. During a rising market, when most equity securities and long-only equity ETFs are increasing in value, the Fund’s short positions will likely cause the Fund to underperform the overall U.S. equity market. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. There is no guarantee the Fund will be able to borrow the shares it seeks to short in order to achieve its investment objective. The Fund’s investments are designed to respond to volatility based on a proprietary model developed by the Index Provider which may not be able to accurately predict the future volatility of the 500 largest capitalized equity securities publicly traded in the United States (the “Market”). If the Market is rapidly rising during periods when the Index Provider’s volatility model has predicted significant volatility, the Fund may be underexposed to the Market due to its short position and the Fund would not be expected to gain the full benefit of the rise in the Market. Additionally, in periods of rapidly changing volatility, the Fund may not be appropriately hedged or may not respond as expected to current volatility. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index.

Volatility:  A statistical measure of the dispersion of returns for a given security or market index. Volatility can either be measured by using the standard deviation or variance between returns from that same security or market index. Commonly, the higher the volatility, the riskier the security.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the fund. Any applicable brokerage commissions will reduce returns. Market price returns are based on the bid/ask spread at 4 p.m. ET. and do not represent the returns an investor would receive if shares were traded at other times.

Before investing, carefully consider the fund’s investment objectives, risks, charges and expenses. This and other information is in the prospectus and a summary prospectus, copies of which may be obtained at www.ASYMshares.com or 1-866-ASYM777. Read the prospectus carefully before investing.

Foreside Fund Services, LLC, distributor.

ASYMsharesTM ASYMmetric 500 ETF

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects operating expenses in effect. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-866-279-6777. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Total Returns (%) as of June 30, 2021

Since Inception(1)
ASYMsharesTM ASYMmetric 500 ETF – Market	9.48%
ASYMsharesTM ASYMmetric 500 ETF – NAV	9.31%
S&P 500 Index(2)	11.38%

(1)	March 9, 2021
(2)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

ASYMsharesTM ASYMmetric 500 ETF

Expense Example (Unaudited)
June 30, 2021

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 9, 2021 – June 30, 2021).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values based on actual returns and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value  by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(03/09/2021)	(06/30/2021)	(03/09/2021 – 06/30/2021)
Actual(2)	$1,000.00	$1,093.10	$3.08
Hypothetical (5% annual return before expenses)	$1,000.00	$1,012.54	$2.96

(1)
Expenses are equal to the Fund’s annualized expense ratio for the period since inception of 0.95%, multiplied by the average account value over the period, multiplied by 113/365 to reflect the period since inception.

(2)	Based on the actual returns for the period from March 9, 2021 through June 30, 2021 of 9.31%.

ASYMsharesTM ASYMmetric 500 ETF

Allocation of Portfolio(1) (% of Net Assets) (Unaudited)
June 30, 2021

Top Ten Holdings(1) (Unaudited)
as of June 30, 2021
(% of Net Assets)

Cabot Oil & Gas Corp.	2.8%
Digital Realty Trust, Inc.	2.4%
American Electric Power Company, Inc.	2.4%
Newmont Corp.	2.3%
Regeneron Pharmaceuticals, Inc.	2.3%
Carrier Global Corp.	2.3%
Adobe, Inc.	2.3%
Otis Worldwide Corp.	2.2%
Bio-Rad Laboratories, Inc. – Class A	2.2%
Xilinx, Inc.	2.2%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

ASYMsharesTM ASYMmetric 500 ETF

Schedule of Investments (Unaudited)
June 30, 2021

	Shares	Value
COMMON STOCKS – 98.4%

Communication Services – 10.7%
Activision Blizzard, Inc.	609	$58,123
Electronic Arts, Inc.	406	58,395
Netflix, Inc. (a)	116	61,272
Take-Two Interactive Software, Inc. (a)	313	55,407
T-Mobile US, Inc. (a)	406	58,801
Verizon Communications, Inc.	1,029	57,655
		349,653
Consumer Discretionary – 12.3%
Amazon.com, Inc. (a)	20	68,803
Dollar General Corp.	312	67,514
Dollar Tree, Inc. (a)	650	64,675
Domino’s Pizza, Inc.	148	69,041
Target Corp.	279	67,445
Tractor Supply Co.	349	64,935
		402,413
Consumer Staples – 5.8%
Clorox Co.	357	64,228
Hormel Foods Corp.	1,300	62,075
Kroger Co.	1,706	65,357
		191,660
Energy – 2.9%
Cabot Oil & Gas Corp.	5,349	93,394

Financials – 11.5%
Berkshire Hathaway, Inc. (a)	216	60,031
Cboe Global Markets, Inc.	553	65,835
CME Group, Inc.	285	60,614
Intercontinental Exchange, Inc.	556	65,997
MarketAxess Holdings, Inc.	134	62,121
Progressive Corp.	621	60,988
		375,586
Healthcare – 12.9%
Becton Dickinson and Co.	281	68,336
Bio-Rad Laboratories, Inc. – Class A (a)	113	72,805
Gilead Sciences, Inc.	1,038	71,477
Merck & Co., Inc.	903	70,226
Regeneron Pharmaceuticals, Inc. (a)	135	75,403
Vertex Pharmaceuticals, Inc. (a)	326	65,731
		423,978

See Notes to the Financial Statements

ASYMsharesTM ASYMmetric 500 ETF

Schedule of Investments (Unaudited) – Continued
June 30, 2021

	Shares	Value
Industrials – 8.7%
C.H. Robinson Worldwide, Inc.	726	$68,004
Carrier Global Corp.	1,526	74,164
Otis Worldwide Corp.	896	73,266
Rollins, Inc.	2,059	70,418
		285,852
Information Technology# – 26.5%
Adobe, Inc. (a)	126	73,791
Akamai Technologies, Inc. (a)	550	64,130
Broadridge Financial Solutions, Inc.	397	64,127
Cisco Systems Inc.	1,199	63,547
Citrix Systems, Inc.	553	64,850
Jack Henry & Associates, Inc.	411	67,202
Keysight Technologies, Inc. (a)	445	68,713
Microsoft Corp.	254	68,809
NortonLifeLock, Inc.	2,302	62,660
Oracle Corp.	805	62,661
Tyler Technologies, Inc. (a)	157	71,022
VeriSign, Inc. (a)	290	66,030
Xilinx, Inc. (a)	501	72,465
		870,007
Materials – 2.3%
Newmont Corp.	1,204	76,309

Real Estate – 2.4%
Digital Realty Trust, Inc.	532	80,045

Utilities – 2.4%
American Electric Power Company, Inc.	930	78,669
Total Common Stocks
(Cost $3,059,841)		3,227,566

See Notes to the Financial Statements

ASYMsharesTM ASYMmetric 500 ETF

Schedule of Investments (Unaudited) – Continued
June 30, 2021

	Shares	Value
SHORT-TERM INVESTMENT – 0.3%
First American Treasury Obligations Fund, Class X, 0.01%^
(Cost $10,972)	10,972	$10,972
Total Investments – 98.7%
(Cost $3,070,813)		3,238,538
Other Assets and Liabilities, Net – 1.3%		40,750
Total Net Assets – 100.0%		$3,279,288

(a)	Non-income producing security.
#
The Fund is significantly invested in this sector and therefore is subject to additional risks. The information technology sector may be more sensitive to short product cycles, competition and more aggressive pricing than the overall market.

^	The rate shown is the annualized seven day effective yield as of June 30, 2021.

Schedule of Open Futures Contracts (Unaudited)
June 30, 2021

Futures Contracts Sold

	Number of		Notional		Unrealized
Description	Contracts Sold	Expiration Date	Amount	Fair Value	Depreciation
CME E-Mini S&P 500 Index	4	September 2021	$85,772	$(132)	$(949)

See Notes to the Financial Statements

ASYMsharesTM ASYMmetric 500 ETF

Statement of Assets and Liabilities (Unaudited)
June 30, 2021

ASSETS:
Investments, at fair value
(cost $3,070,813)	$3,238,538
Cash held as collateral for futures contracts	45,501
Dividends & interest receivable	1,021
Total assets	3,285,060

LIABILITIES:
Payable to Adviser	5,640
Variation margin payable	132
Total liabilities	5,772

NET ASSETS	$3,279,288

NET ASSETS CONSIST OF:
Capital stock	$3,103,779
Total distributable earnings	175,509
Net Assets	$3,279,288

Shares issued and outstanding(1)	120,000
Net asset value, redemption price and offering price per share	$27.33

(1)	Unlimited shares authorized.

See Notes to the Financial Statements

ASYMsharesTM ASYMmetric 500 ETF

Statement of Operations (Unaudited)
Period from March 9, 2021(1) through June 30, 2021

INVESTMENT INCOME:
Dividend and interest income	$7,841
Total investment income	7,841

EXPENSES:
Advisory fees (See Note 6)	5,640
Total expenses	5,640

NET INVESTMENT INCOME	2,201

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	10,213
Net realized loss on futures contracts	(3,681)
Net change in unrealized appreciation/depreciation of investments	167,725
Net change in unrealized appreciation/depreciation of futures contracts	(949)

Net realized and unrealized gain on investments	173,308

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$175,509

(1)	Inception date of the Fund.

See Notes to the Financial Statements

ASYMsharesTM ASYMmetric 500 ETF

Statement of Changes in Net Assets

Period from
March 9, 2021(1)
to June 30, 2021
(Unaudited)
OPERATIONS
Net investment income	$2,201
Net realized gain on investments	10,213
Net realized loss on futures contracts	(3,681)
Net change in unrealized appreciation/depreciation of investments	167,725
Net change in unrealized appreciation/depreciation of futures contracts	(949)
Net increase in net assets resulting from operations	175,509

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	3,103,779
Payments for shares redeemed	—
Transaction fees (See Note 1)	—
Net increase in net assets resulting from capital share transactions	3,103,779

DISTRIBUTIONS TO SHAREHOLDERS	—
Total increase in net assets	3,279,288

NET ASSETS
Beginning of period	—
End of period	$3,279,288

TRANSACTIONS IN SHARES
Shares sold	120,000
Shares redeemed	—
Net increase	120,000

(1)	Inception date of the Fund.

See Notes to the Financial Statements

ASYMsharesTM ASYMmetric 500 ETF

Financial Highlights

Period from
March 9, 2021(1)
to June 30, 2021
(Unaudited)
PER COMMON SHARE DATA:(2)
Net asset value, beginning of period	$25.00

INVESTMENT OPERATIONS:
Net investment income	0.02
Net realized and unrealized gain on investments	2.31
Total from investment operations	2.33

LESS DISTRIBUTIONS FROM:
Net investment income	—
Net realized gains	—
Total distributions	—

Net asset value, end of period	$27.33

TOTAL RETURN(3)	9.31%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$3,279

Ratios to average net assets:
Expenses(4)	0.95%
Net investment income(4)	0.37%

Portfolio turnover rate(3)	23%

(1)	Inception date of the Fund.
(2)	For a Fund share outstanding for the entire period.
(3)	Not annualized.
(4)	Annualized.

See Notes to the Financial Statements

ASYMsharesTM ASYMmetric 500 ETF

Notes to the Financial Statements (Unaudited)
June 30, 2021

1.  ORGANIZATION

ASYMmetric ETFs Trust (the “Trust”) was organized as a Delaware statutory trust on August 7, 2020.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The ASYMsharesTM ASYMmetric 500 ETF (the “Fund”), is a diversified series with its own investment objectives and policies within the Trust. The Trust has evaluated the structure, objective and activities of the Fund and determined that it meets the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications (“ASC”) 946, Financial Services Investment Companies.

The investment objective of the Fund seeks to track the total return performance, before fees and expenses, of the ASYMmetric 500 Index (the “Index”).  The Fund commenced operations on March 9, 2021.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. (the “NYSE”). Market prices for the shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares on a continuous basis at NAV only in blocks of 30,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe, with cash included to balance to the Creation Unit total. Once created, shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participation Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A purchase (i.e. creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units. The standard fixed creation transaction fee for the Fund is $250, which is payable by the Advisor. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of three times the fixed transaction fee. Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions. Variable fees received by the Fund is displayed in the capital shares transaction section of the Statement of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

ASYMsharesTM ASYMmetric 500 ETF

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2021

Federal Income Taxes – The Fund intends to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income or excise tax provision is required.  As of June 30, 2021, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2021, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Securities Transactions, Income and Distributions – Security transactions are accounted for on the date the securities are purchased or sold (trade date).  Realized gains and losses are reported on a specific identified cost basis.  Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts.  Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Distributions received from the Fund’s investments generally are comprised of ordinary income and return of capital. The Fund allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received.  Such estimates are based on information provided by each portfolio company and other industry sources.  These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund will make distributions of net investment income, if any, annually.  The Fund will also distribute net realized capital gains, if any, annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Futures Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund uses futures contracts and options on futures contracts to gain exposure to, or hedge against, changes in the value of equities. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount. In addition, the Fund segregates liquid securities when purchasing or selling futures contracts to comply with Trust policies. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The use of futures contracts, and options on futures contracts, involves the risk of imperfect correlation in movements in the price of futures contracts and options thereon, interest rates and the underlying hedged assets.

ASYMsharesTM ASYMmetric 500 ETF

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2021

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

Indemnifications – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.  In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties.  The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred and may not occur.  However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents – Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Board of Trustees (the “Board”) as reflecting fair value. The Fund will not hold more than 15% of the value of its net assets in illiquid securities. At June 30, 2021, the Fund did not hold any illiquid securities.

New Accounting Pronouncements – In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”).  Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act.  Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions.  Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security.  In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments.  The Funds will be required to comply with the rules by September 8, 2022.  Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

3.  SECURITIES VALUATION

The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical assets or liabilities.

ASYMsharesTM ASYMmetric 500 ETF

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2021

Level 2 –
Observable inputs other than quoted prices included in Level 1.  These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  Each Fund’s investments are carried at fair value.

Common Stock – Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value each Fund’s securities by level within the fair value hierarchy as of June 30, 2021:

	Level 1	Level 2	Level 3	Total
Common Stock	$3,227,566	$—	$—	$3,227,566
Short-Term Investment	10,972	—	—	10,972
Total Investments in Securities	$3,238,538	$—	$—	$3,238,538

As of June 30, 2021, the Fund’s investments in other financial instruments* were classified as follows:

Short Futures Contracts	$(949)	$—	$—	$(949)
Total Investments in Securities	$(949)	$—	$—	$(949)

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts. Futures are presented at the unrealized appreciation (depreciation) on the instruments.

Refer to the Fund’s Schedule of Investments for additional industry information.

ASYMsharesTM ASYMmetric 500 ETF

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2021

4.  DERIVATIVES TRANSACTIONS

The Fund may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The various derivative instruments that the Fund may use are options, futures contracts and options on futures contracts and other derivative securities. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund investing in a derivative instrument could lose more than the principal amount invested.

FASB Accounting Standards Codification 815, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about the Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

For the period ended June, 2021, the Fund’s average quarterly notional values are as follows:

Fund	Short Futures Contracts
ASYMsharesTM ASYMmetric 500 ETF	$(48,428)

The locations on the Statements of Assets and Liabilities of the Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments under ASC 815, are as follows:

Values of Derivative Instruments as of June 30, 2021, on the Statements of Assets and Liabilities:

	Assets		Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
	Net Assets –		Net Assets –
	unrealized appreciation		unrealized depreciation
Equity Contracts – Futures	on futures contracts**	$—	on futures contracts**	$(949)

**	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Open Futures Contracts. Variation Margin is presented on the Statements of Assets and Liabilities.
The effect of Derivative Instruments on the Statements of Operations for the period ended June 30, 2021:

Amount of Realized Gain (Loss) on Derivatives

Derivatives not accounted for as
hedging instruments under ASC 815	Futures Contracts
Equity Contracts	$(3,681)

Change in Unrealized Appreciation or (Depreciation) on Derivatives

Derivatives not accounted for as hedging
instruments under ASC 815	Futures Contracts
Equity Contracts	$(949)

ASYMsharesTM ASYMmetric 500 ETF

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2021

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statements of Assets and Liabilities as of May 31, 2021.

		Gross	Net Amounts	Gross Amounts not
		Amounts	of Assets	offset in Statements
		Offset in	Presented in	of Assets and Liabilities
	Gross	Statements	Statements		Cash
	Amounts	of Assets	of Assets	Financial	Collateral	Net
	Recognized	and Liabilities	and Liabilities	Instruments	Pledged	Amount
Assets:
Futures Contracts	$—	$—	$—	$—	$—	$—

Liabilities:
Futures Contracts	$949	$—	$949	$949	$—	$—

During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, each fund manages its cash collateral and securities collateral on a counterparty basis.  As of June 30, 2021, the Funds did not enter into any netting agreements which would require any portfolio securities to be netted.

5.  GENERAL RISK

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

6.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with ASYMmetric ETFs, LLC. (the “Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.95% of each Fund’s average daily net assets.  The Adviser bears the cost of all advisor and non-advisory services required to operate the Fund.

The Adviser has engaged Toroso Investments, LLC (the “Sub-Adviser”) as the Sub-Adviser to the Fund. Subject to the supervision of the Adviser, the Sub-Adviser is primarily responsible for the day-to-day management of the Fund’s portfolio, including purchase, retention and sale of securities. Fees associated with these services are paid to the Sub-Adviser by the Adviser.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Global Fund Services (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent and Fund Accountant.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares

ASYMsharesTM ASYMmetric 500 ETF

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2021

various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees and monitors the activities of the Fund’s custodian, transfer agent and accountants. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding U.S. government securities, short-term investments and in-kind transactions, by the Fund for the period ended June 30, 2021, were as follows:

	Purchases	Sales
ASYMsharesTM ASYMmetric 500 ETF	$403,225	$390,938

During the period ended June 30, 2021, in-kind transactions associated with creation and redemptions were as follows:

	Purchases	Sales
ASYMsharesTM ASYMmetric 500 ETF	$3,011,568	$ —

During the period ended June 30, 2021, net capital gains resulting from in-kind redemptions were as follows:

ASYMsharesTM ASYMmetric 500 ETF	$ —

8.  SUBSEQUENT EVENTS

On July 7, 2021, Foreside Financial Group, LLC (“Foreside”), the Fund’s distributor, announced that it had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”) such that Genstar would acquire a majority stake in Foreside. The transaction is expected to close at the end of the third quarter of 2021. Foreside will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

ASYMsharesTM ASYMmetric 500 ETF

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Board (the members of which are referred to as “Trustees”) of the Trust met telephonically on January 29, 2021 to consider the approval of (1) the investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Investment Advisory Agreement”), and (2) the investment Subadvisory Agreements between the Adviser and the Subadviser (the “Investment Subadvisory Agreement” and together, the “Agreements”).

The Board considered renewing the Advisory Agreement and the Subadvisory Agreement and the engagement of the Adviser and the Subadviser separately.

In accordance with Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), the Board requested, reviewed and considered materials furnished by the Adviser and the Subadviser relevant to the Board’s consideration of whether to approve each of the Agreements. In connection with considering whether to approve each Agreement, the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), met in executive session with counsel to the Trust, who provided assistance and advice. The consideration of each Agreement was conducted by both the full Board and the Independent Trustees, who also voted separately.

During their review and consideration, the Board and the Independent Trustees focused on and analyzed the factors they deemed relevant, including, but not limited to: (1) the nature, extent and quality of the services provided by each of the Adviser and the Subadviser; (2) the investment advice and performance of each of the Adviser and the Subadviser; (3) the costs of the services provided and profits realized by each of the Adviser and the Subadviser from their relationships with the Trust; (4) the expenses of the Fund and the extent to which economies of scale would be realized and are expected to reduce Fund expenses as the Fund grows; (5) any benefits derived or to be derived by each of the Adviser and the Subadviser from the relationship with the Trust; and (6) potential conflicts of interest and associated compliance regimes adopted by the Adviser and Subadviser.

In reviewing such factors, the Board relied on certain information, including (1) copies of the Agreements; (2) information describing the Adviser, the Subadviser and the services provided thereby; (3) information regarding the compliance programs of the Adviser and the Subadviser; (4) copies of the Forms ADV for the Adviser and the Subadvisor; and (5) memoranda and guidance from K&L Gates LLP on the fiduciary responsibilities of trustees, including Independent Trustees, in considering advisory and distribution agreements under the 1940 Act. In addition, as part of the Adviser and Subadviser’s responses to submitted questions, the Board was provided with data and information comparing the advisory fees and expenses of funds with similar investment objectives and policies. The Trustees also considered their personal experiences as Trustees and participants in the ETF and mutual fund industry, as applicable.

In particular, the Trustees, including the Independent Trustees, considered and discussed the following with respect to the Fund:

The nature, extent and quality of the facilities and services provided by each of the Adviser and the Subadviser. The Board received information on and considered the division of responsibility of services provided by the Adviser and the Subadviser, including the fact that portfolio management would be conducted by the Subadviser. The Board reviewed the experience and resources that the Subadviser had in managing strategies similar to those of the Fund, including information regarding the education and experience of management and investment personnel.

ASYMsharesTM ASYMmetric 500 ETF

Approval of Investment Advisory and Subadvisory Agreements (Unaudited) – Continued

The Board determined that the Fund would benefit from the services and resources available from the Adviser and the Subadviser, with respect to their responsibilities under each of the Agreements. In particular, they noted the extensive experience of the Subadviser’s management personnel in administering strategies similar to that of the Fund, as well as the performance history of the Subadviser.

The advisory fees paid by and overall expenses of the Funds. The Board considered comprehensive data and information comparing the advisory fee and expected expense ratios of the Fund. In particular, the Board noted that the Adviser proposed charging a unitary advisory fee. The Adviser noted that under the unitary fee structure, the Adviser, and not the Fund, would be responsible for paying almost all of the expenses necessary to service the Fund, including those of other service providers, and that the Adviser would bear the risk of these expenses increasing. The Board noted that the Fund was not expected to incur additional expenses besides the unitary advisory fee, and received information regarding the Fund’s anticipated expense ratios. The Board considered that the unitary fee structure is becoming more prevalent among other ETFs as a way to rationalize expenses for shareholders and obviate the need for an expense limitation agreement, and its subsequent annual renewals. The Board also observed that the unitary fee provides predictability in Fund expenses at various asset levels and also protects the Fund against the risks of increases in third-party service provider fees and other expenses covered under the unitary fee.

Although the Board determined that the Fund was distinct in ways from its peer group of ETFs and mutual funds, the Board determined that the advisory fees charged and overall expenses of the Fund were competitive and in line with the related universe of funds. In light of the nature, quality, and extent of services provided by the Adviser and the costs incurred by the Adviser in rendering those services, the Board concluded that the level of fees paid to the Adviser with respect to the Fund were fair and reasonable.

Brokerage and portfolio transactions. The Board was presented with materials and a thorough discussion of the brokerage practices of the Adviser and Subadviser. The Subadviser presented on its best execution policies. The Independent Trustees determined the brokerage policies of both the Adviser and Sub-Adviser would benefit the Fund.

Financial condition of each of the Adviser and the Subadviser. After considering information relating to the financial condition of the Adviser and Subadviser, as well as the fees and operating costs relating to the management of the Fund, the Board determined that each of the Adviser and Subadviser are capable of providing services to the Fund. In this determination, the Board considered the fact that the Adviser would be paying for most of the expenses of the Fund under the unitary fee arrangement.

Possible conflicts of interest. The Board considered the experience and ability of the advisory personnel assigned to the Fund and the brokerage policies of the Subadviser (including a discussion of the execution policies of the Subadviser), and the substance and administration of the codes of ethics of the Trust, Adviser and Subadviser. The Board determined that the personnel and compliance policies of the Trust, Adviser and Subadviser were each well designed to monitor and address conflicts of interest.

Effect of the Fund’s growth and size on its investment performance and expenses. The Board considered information relating to the seeding and expected initial trading of the Fund. It determined that the expense ratios of the Fund were well suited in light of expectations for asset accumulation and projected growth therefrom.

ASYMsharesTM ASYMmetric 500 ETF

Approval of Investment Advisory and Subadvisory Agreements (Unaudited) – Continued

Based on the foregoing and such other matters as were deemed relevant, and while no single factor was determinative in the decision, all of the Trustees, including the Independent Trustees, concluded that the advisory fee rate and total expense ratio are reasonable in relation to the services provided by the Adviser to the Fund, as well as the costs incurred and the benefits gained by the Adviser in providing such services. The Board also found the investment advisory fees paid to the Adviser to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar anticipated size. Based on these and other considerations, the Board, in the exercise of its reasonable judgment, determined that the fees and expenses proposed for the Fund were fair and reasonable. As a result, all of the Board members, including the Independent Trustees, approved the Investment Advisory Agreement.

With respect to the Sub-Advisor and based on the foregoing analysis and such other matters as were deemed relevant, and while no single factor was determinative in the decision, all of the Trustees, including the Independent Trustees, concluded that the subadvisory fee rate and total expense ratio are reasonable in relation to the services provided by the Subadviser to the Fund, as well as the costs incurred and the benefits gained by the Subadviser in providing such services. Based on these and other considerations, the Board, in the exercise of its reasonable judgment, determined that the fees and expenses proposed for the Fund were fair and reasonable. As a result, all of the Trustees, including the Independent Trustees, approved the Investment Subadvisory Agreement.

Also, the Board met telephonically on June 3, 2021 to consider the approval of the First Amendment to the Investment Advisory Agreement (the “Amendment”). In considering the approval of the Amendment, the Board analyzed the same factors as those considered in connection with the approval of the Investment Advisory Agreement as described above and further observed that the Amendment would increase the obligations of the Adviser to the Fund by making the Adviser primarily liable for independent trustee compensation and expenses. The Board further observed that the Amendment would not result in changes to (1) the fees charged to the Fund or (2) the nature and quality of the services provided to the Fund. As a result, all of the Board members, including the Independent Trustees, approved the Amendment.

ASYMsharesTM ASYMmetric 500 ETF

Additional Information (Unaudited)
June 30, 2021

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the  SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available on  the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The Fund’s Part F of Form N-PORT may also be obtained by calling toll-free 1-866-ASYM777 or 1-866-279-6777.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866-ASYM777 or 1-866-279-6777.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-866-ASYM777 or 1-866-279-6777, or (2) on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund trades on the Exchange at a price about (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, free of charge, on the Fund’s website at asymshares.com.

ASYMsharesTM ASYMmetric 500 ETF

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires us to have in order to conduct our business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, to respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. We limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Trust maintains physical, electronic and procedural safeguards to protect Personal Information and requires its third parties service provides with access to such information to treat the Personal Information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of the your financial intermediary would govern how their non-public personal information would be shared with unaffiliated third parties.

With respect to the Fund, issues and redemptions of their shares at net asset value (“NAV”) occur only in large aggregations of a specified number of shares (e.g., 30,000) called “Creation Units.” Only Authorized Participants (“APs”) may acquire shares directly from an ETF, and only APs may tender their ETF shares for redemption directly to the ETF, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a DTC participant. In addition, each AP must execute a Participant Agreement that has been agreed to by the Fund’s distributor, and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units.

Because of this structure, the Fund does not have any information regarding any “consumers” as defined in Rule 3 of Regulation S-P with respect to any ETFs, and consequently are not required by Regulation S-P to deliver a notice of the Fund’s privacy policy to any ETF shareholders.

CONTACTS

BOARD OF TRUSTEES
Darren Schuringa
Vivienne Hsu
Winston Lowe
Suzanne Siracuse
William Thomas

INVESTMENT ADVISER
ASYMmetric ETFs, LLC
158 East 126th Street, Suite 304
New York, NY 10035

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Cohen & Company, LLC
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

TRANSFER AGENT, FUND ACCOUNTANT
AND FUND ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

FUND COUNSEL
K&L Gates LLP
599 Lexington Avenue
New York, NY

866-ASYM777
(866-279-6777)

This report must be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-866-ASYM777 or 1-866-279-6777.

(b)	Not applicable

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                       ASYMmetric ETFs Trust

By (Signature and Title)*                    /s/ Darren Schuringa
Darren Schuringa, President

Date     September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Darren Schuringa
Darren Schuringa, President

Date     September 2, 2021

By (Signature and Title)*                    /s/ Aaron Berson
Aaron Berson, Treasurer

Date     September 2, 2021

* Print the name and title of each signing officer under his or her signature.